SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12


                (Name of Registrant as Specified in Its Charter)

                            Atlantic BancGroup, Inc.
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                        [LOGO ATLANTIC BANCGROUP, INC.]

                                 March 24, 2006



To our Shareholders:

         The 2006 Annual Meeting of Shareholders of Atlantic BancGroup, Inc. will be held at the Selva Marina Country Club, 1600 Selva Marina Drive, Atlantic Beach, Florida 32233 on April 27, 2006, beginning at 3:00 p.m. local time.

         The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our directors and officers, as well as a representative of the accounting firm Stevens, Powell & Company, P.A., will be present at the Annual Meeting to respond to your questions and to share with you our plans and goals for 2006.

         It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

         On behalf of the Board of Directors and all the employees of Atlantic BancGroup, Inc., we look forward to seeing you at the Annual Meeting.


                                           Sincerely,


                                           /s/ Barry W. Chandler


                                           Barry W. Chandler
                                           President and Chief Executive Officer


                ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                        [LOGO ATLANTIC BANCGROUP, INC.]


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2006

         The 2006 Annual Meeting of Shareholders ("Annual Meeting") of Atlantic BancGroup, Inc. ("Atlantic BancGroup") will be held at the Selva Marina Country Club, 1600 Selva Marina Drive, Atlantic Beach, Florida 32233, on April 27, 2006, beginning at 3:00 p.m. local time. At the Annual Meeting, the holders of Atlantic BancGroup's outstanding common stock will act on the following items:

         1.   -   The  election  of  two  Class  III  members  of  the  Board of
                  Directors, each to serve for a three-year term;

         2.   -   The  ratification  of  the  appointment of  Stevens,  Powell &
                  Company,  P.A.,  as  the  independent  auditors  for  Atlantic
                  BancGroup and its wholly-owned subsidiary, for the fiscal year ending December 31, 2006;

         3.   -   The  adjournment  of the Annual Meeting to solicit  additional proxies in the event there are not sufficient votes to approve any of the foregoing items; and

         4.   -   To transact any other  business that   properly   comes before
                  the Annual Meeting, or any adjournment thereof.

         All shareholders of record owning shares of Atlantic BancGroup at the close of business on February 28, 2006, are entitled to vote at the Annual Meeting or any adjournments thereof.

                                        By Order of the Board of Directors,


                                        /s/ David L. Young

                                        David L. Young
                                        Corporate Secretary
Jacksonville Beach, Florida
March 24, 2006


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                        [LOGO ATLANTIC BANCGROUP, INC.]


                                 PROXY STATEMENT

         These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, Inc. ("Atlantic BancGroup") to be voted at the 2006 Annual Meeting of Shareholders, and any adjournment thereof ("Annual Meeting"). Atlantic BancGroup's Annual Report, which includes the financial statements for the fiscal year ended December 31, 2005, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 24, 2006.

Date, Time and Location

         > Thursday, April 27, 2006
         > 3:00 p.m. local time
         > Selva Marina Country Club, 1600 Selva Marina Drive,
           Atlantic Beach, Florida 32233

Solicitation and Voting of Proxies

         This Proxy Statement and the accompanying Proxy Card are being furnished to Atlantic BancGroup shareholders in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, the parent holding company of Oceanside Bank ("Bank").

         Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted in accordance with the Board of Directors' recommendations as stated in this Proxy Statement.

         In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign, and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. How-ever, you may revoke a proxy at any time prior to its exercise by:

         > Delivering a written notice of revocation to Atlantic BancGroup; or > Delivering a duly executed proxy bearing a later date to Atlantic
           BancGroup; or
         > Attending the Annual Meeting and choosing to vote in person.

Voting Procedures

         Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

         Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

         If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers' shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters.

         The close of business on February 28, 2006, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 1,247,516 shares of Atlantic BancGroup common stock outstanding which were held by approximately 650 shareholders.

                               MARKET INFORMATION

Our common stock is quoted on the NASDAQ SmallCap Market under the symbol "ATBC." The market price for our stock is included in our Annual Report on Form 10-KSB under the heading "Market Price for Registrant's Common Equity and Related Stockholder Matters."


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                           BOARD OF DIRECTORS MEETINGS

         During the year ended December 31, 2005, Atlantic BancGroup's Board of Directors held four regular meetings. All directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served. Atlantic BancGroup currently does not pay directors' fees, except for $500 per month paid to its Chairman, Donald J. Glisson, Jr. The Directors of the Bank receive $750 for each Board meeting. Members of the Bank's Loan Committee receive $250 per month for serving on the Committee and members of the Asset/Liability and Audit Committees receive $50 per meeting. Atlantic BancGroup requires its Directors to attend the Annual Meeting of Shareholders, and in 2005, all of our Directors were in attendance.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         In 2005, Atlantic BancGroup had three standing committees, the Audit Committee, the Nominating Committee and the Compensation Committee. The Audit Committee has adopted a formal charter, a copy of which was attached to the 2005 Proxy Statement as Exhibit A.

         The Nominating Committee meets to evaluate director candidates for Atlantic BancGroup's Board of Directors. This Committee has not yet adopted a charter and does not have written procedures or a policy on the selection of nominees or the evaluation of shareholder recommendations. Until a charter and nominating procedures are put in place, the Committee will make all such decisions on a case-by-case basis, in which it may consider the nominee's business background, involvement in the community, prior banking experience, and involvement with Oceanside Bank. These are the same criteria used in evaluating candidates selected by the Board. Based on Atlantic BancGroup's size and marketing area, the Board believes these policies are appropriate for Atlantic BancGroup. The Committee met one time in 2005; each director attended that meeting. The Nominating Committee is composed of Chairman Donald F. Glisson, Jr., Frank J. Cervone, Jimmy D. Dubberly, and Gordon K. Watson.

         The Compensation Committee serves with regard to compensation and personnel policies, programs and plans, including management development and succession, and to approve employee compensation and benefit programs. The Compensation Committee does not have a charter. The Compensation Committee met one time in 2005. In 2005, all members attended such meeting. The Board has determined that each member of the Committee is independent as defined by Nasdaq rules. The Compensation Committee is composed of Chairman Donald F. Glisson, Jr., Frank J. Cervone, Jimmy D. Dubberly, and Gordon K. Watson.

                          REPORT OF THE AUDIT COMMITTEE

         The functions of the Audit Committee are focused on three areas:

         |_| The adequacy of Atlantic BancGroup's and the Bank's internal controls and financial reporting process and the reliability of Atlantic BancGroup's and the Bank's financial statements.


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

         |_|      The  performance  of  Atlantic   BancGroup's  and  the  Bank's
                  internal auditors and the independence and performance of Atlantic BancGroup's and the Bank's independent auditors.

         |_| Atlantic BancGroup's and the Bank's compliance with legal and regulatory requirements.

         The Audit Committee met with management periodically to consider the adequacy of Atlantic BancGroup's and the Bank's internal controls and the objectivity of their financial reporting. These matters were discussed with Atlantic BancGroup's and the Bank's independent auditors.

         The Audit Committee also met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees, and independence from management.

         The Board of Directors believes that the members of the Audit Committee are all "Independent Directors" as defined under the National Association of Securities Dealers Rules. In addition, the Board has determined that none of the Audit Committee members have any relationships which would impair their abilities to objectively and impartially execute their duties.

         Ms. Robin Scheiderman, a Certified Public Accountant, with extensive auditing experi-ence, has the requisite financial expertise to qualify as an "audit committee financial expert" as defined by Securities and Exchange Commission Rules. Accordingly, the Board has designated Ms. Scheiderman to hold that position.

         Management has primary responsibility for Atlantic BancGroup's and the Bank's financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, review the results of operations and cash flows of Atlantic BancGroup and the Bank in conformity with accounting principles generally accepted in the United States of America, and discuss with the Audit Committee any issues they believe should be raised or addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent auditors.

         This year, the Audit Committee reviewed Atlantic BancGroup's and the Bank's audited financial statements as of, and for, the fiscal year ended December 31, 2005, and met with both management and the independent auditors of Atlantic BancGroup and the Bank to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

         The Audit Committee has received from, and discussed with, Stevens, Powell & Company, P.A. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to the accounting firm's independence from Atlantic BancGroup and the Bank. The Audit Committee also discussed with
Stevens, Powell & Company, P.A. any matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Atlantic BancGroup's audited financial statements be included in Atlantic BancGroup's and the Bank's annual report on Form 10-KSB for the fiscal year ended December 31, 2005. Atlantic BancGroup's and the Bank's Audit Committee each met three times in 2005. No Audit Committee member attended less than 75% of the meetings, other than Donald F. Glisson, Jr., who attended 67%.

         Jimmy D. Dubberly, Chairman            Dr. Conrad L. Williams
         Robin H. Scheiderman                   Donald F. Glisson, Jr.

                    |_| PROPOSAL I. ELECTION OF DIRECTORS |_|

         The Board of Directors is presently comprised of eight members. Atlantic BancGroup's Articles of Incorporation provide that directors shall be divided into three classes, with each group serving for staggered three-year terms. This year, two Class III directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

         The two nominees, Conrad L. Williams and Dennis M. Wolfson have indicated their willingness to stand for election and to serve as directors if elected. Should either director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

         As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

         Information relating to the business experience and age of Atlantic BancGroup's director nominees, continuing directors, and non-director executive officers is set forth below.

                                DIRECTOR NOMINEES

                               CLASS III DIRECTORS
                             TERMS TO EXPIRE IN 2009

         Conrad L. Williams, age 76, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998, and a director of the Bank since 1996. Dr. Williams is a retired veterinarian. He has been a resident of the Jacksonville Beaches community since 1959. Dr. Williams holds two undergraduate degrees, one from Louisiana Tech University and one from the University of Florida. Dr. Williams received his DVM degree from the University of Georgia, College of Veterinary Medicine.


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

         Dennis M. Wolfson, age 64, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Wolfson is a life long resident of Jacksonville. Mr. Wolfson is self-employed as a real estate investor, mortgage broker, and real estate broker. Mr. Wolfson served as Senior Vice President and Director of the Daylight Grocery Company. In addition, he served as Vice President and Director of Merritt-Chapman & Scott Corporation, managing a ninety million dollar portfolio. Mr. Wolfson is a trustee of Wolfson Children's Hospital in Jacksonville and of the Jacksonville Jewish Foundation. Mr. Wolfson attended Bentley College and Boston University. He received his Bachelor's degree in Finance from the University of Georgia.

                              CONTINUING DIRECTORS

                                CLASS I DIRECTORS
                             TERMS TO EXPIRE IN 2008

         Frank J. Cervone, age 53, is a director of Atlantic BancGroup and the Bank. He has been a director of Atlantic BancGroup since December 1998, and a director of the Bank since December 1996. Dr. Cervone is an endodontist and has been practicing in Jacksonville Beach since 1990. Dr. Cervone holds a Bachelor's degree in Biology from the University of Pittsburgh, a D.M.D. degree from the University of Pittsburgh, School of Dental Medicine, and a specialty designation in Endodontics from the University of Pennsylvania.

         Barry W. Chandler, age 55, is a director of Atlantic BancGroup and the Chairman of the Board of the Bank. Mr. Chandler has served as: President and Chief Executive Officer of Atlantic BancGroup since April 2000, director of Atlantic BancGroup since December 1998, President of the Bank since 1996, and Chief Executive Officer of the Bank since April 2000. Prior to joining the Bank, Mr. Chandler was with Ponte Vedra National Bank from 1990 to 1996. He is a graduate of the Graduate School of Retail Bank Management at the University of Virginia.

         Jimmy D. Dubberly, age 64, is a director of Atlantic BancGroup and the Bank. He has been a director with Atlantic BancGroup since December 1998 and a director of the Bank since 1996. Mr. Dubberly is also the Chairman and Chief Executive Officer of the South Georgia Bank, Glennville, Georgia, positions he has held since 1986. Mr. Dubberly is a graduate of the School of Banking of the South at Louisiana State University and the Georgia Banking School at the University of Georgia.

                               CLASS II DIRECTORS
                             TERMS EXPIRING IN 2007

         Donald F. Glisson, Jr., age 46, is the Chairman of the Board of Atlantic BancGroup and a director of the Bank. He has served in these positions since December 1998 and 1996, respectively. Mr. Glisson serves as President of Triad Financial Services, Inc., in Jacksonville, Florida. Triad Financial is a 100 plus employee consumer finance company. Mr. Glisson graduated from Florida State University with a Bachelor's degree in Finance.

         Robin H. Scheiderman, age 49, is a director of Atlantic BancGroup and the Bank. She has served in these positions since December 1998 and 1997, respectively. Since 1992, Ms. Scheiderman has been self-employed as a certified public accountant. Prior to that she served as


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250 the Chief Financial Officer for the California College for Health Sciences. In addition, Ms. Scheiderman served as Director of Taxes for Florida Rock Industries, Inc. in Jacksonville, Florida. She earned a Bachelor's degree and a Master's degree from the University of North Florida. Ms. Scheiderman is a licensed Certified Public Accountant and Certified Financial Planner.

         Gordon K. Watson, age 56, is a director of Atlantic BancGroup and has served in that capacity since December 1998. He has also been a director of the Bank since December 1996. Mr. Watson is a founding member, senior partner, and sole shareholder of the law firm of Watson & Osborne, P.A. in Jacksonville, Florida, since 1974. His law firm focuses on real estate, probate, and estate planning law, and currently employs approximately 50 persons. He is a resident of Ponte Vedra Beach. Mr. Watson received a Bachelor's degree in Marketing and Management from Jacksonville University and his Juris Doctorate degree from the University of Florida.

                         NON-DIRECTOR EXECUTIVE OFFICERS

         David L. Young, age 60, is an Executive Vice President, the Chief Financial Officer, and the Corporate Secretary of Atlantic BancGroup, and also an Executive Vice President and the Chief Financial Officer of the Bank. Mr. Young joined the Bank in May 1997. Prior to joining the Bank, Mr. Young was the Finance Manager for the Loan and Investment Operation Division of Barnett Bank in Jacksonville from 1995 to 1997. He is a graduate of Jacksonville University and the Graduate School of Retail Bank Management at the University of Virginia.

         Grady R. Kearsey, age 61, is an Executive Vice President and the Senior Loan Officer of the Bank. Mr. Kearsey joined the Bank in July 1997 and served as Vice President - Lender until January 2001, when he was promoted to his current position. Prior to joining the Bank, Mr. Kearsey served as Vice President - Market Manager of SunTrust Bank from 1996 to July 1997. Prior to serving with SunTrust, Mr. Kearsey was with Ponte Vedra National Bank. Mr. Kearsey has a Bachelor's degree from Jacksonville University.

--------------------------------------------------------------------------------
             The Board of Directors Recommends that the Shareholders
         Vote "For" the Election of the Two Class III Director Nominees.
--------------------------------------------------------------------------------

                          BENEFICIAL STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table contains information regarding the current beneficial ownership of Atlantic BancGroup common stock of each director nominee, continuing director, and non-director executive officer as of the record date. Based upon stock ownership filings with the Securities and Exchange Commission, to the best of our knowledge, Mr. Watson is the only beneficial owner of more than 5% of Atlantic BancGroup's common stock.


                         (Table to follow on next page)

                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                                  Number            % of
                                                of Shares         Beneficial
   Name                                         Owned (1)         Ownership
   ---------------------------                  ---------         ---------
    Frank J. Cervone                             14,640              1.17%
    Barry W. Chandler                            15,000              1.20
    Jimmy D. Dubberly                             7,840              0.63
    Donald F. Glisson, Jr.                       40,611              3.26
    Grady R. Kearsey                              3,670              0.29
    Robin H. Scheiderman                         50,400              4.04
    Gordon K. Watson                             80,579              6.46
    Conrad L. Williams                            6,120              0.49
    Dennis M. Wolfson                            12,300              0.99
    David L. Young                                7,320              0.59
                                                -------             -----
    All directors and executive officers
         as a group (10 individuals)            238,480             19.12%
                                                =======             =====
--------------------------
(1)      Includes shares for which the named person:
         o has sole voting and investment power;
         o has shared voting and investment power with a spouse; or
         o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The Summary Compensation Table below shows compensation information regarding: Barry W. Chandler, Chief Executive Officer and President of Atlantic BancGroup and Chief Executive Officer, President, and Chairman of the Board of the Bank; Grady R. Kearsey, Executive Vice President and Senior Loan Officer of the Bank; and David L. Young, Executive Vice President and Chief Financial Officer of Atlantic BancGroup and the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

                                                  Annual Compensation
                                         ---------------------------------------
                                                                       Other
                                                                       Annual
Name and Principal Position              Year    Salary     Bonus   Compensation
-------------------------------------    ----    ------     -----   ------------

                                         2005  $ 167,400  $ 19,800   $ 35,728(1)
Barry W. Chandler                        2004    150,000    15,000     47,318(1)
President and Chief Executive Officer    2003    134,375    16,125     22,535(1)

Grady R. Kearsey                         2005  $ 120,000  $ 14,400   $ 38,383(2)
Executive Vice President and Senior      2004     95,000     9,500     13,440(2)
Loan Officer                             2003     86,000    10,320      8,550(2)

David L. Young                           2005  $  96,600  $ 11,520   $ 27,640(3)
Executive Vice President and Chief       2004     89,000     8,900     12,223(3)
Financial Officer                        2003     82,775     9,933      7,024(3)

(footnotes to follow on next page)


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

--------------------------

(1) Includes Simple IRA contribution, split dollar life insurance premiums, Indexed Retirement Plan accruals, directors' fees, referral fees, incentives, vacation buy-back and Kiwanis Club dues.
(2) Includes Simple IRA contribution, indexed retirement plan accrual, referral fees, incentives, vacation buy-back and Exchange Club dues.
(3) Includes Board Secretary fees, Simple IRA contribution, Indexed Retirement Plan accruals, referral fees, incentives and vacation buy-backs.

Benefits

         Officers of the Bank are provided hospitalization, major medical, short and long-term disability insurance, dental insurance, and term life insurance under group plans with generally the same terms as are offered to all full-time employees.

Employment Contracts

         Neither Atlantic BancGroup nor the Bank has employment agreements with any of its employees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain directors, executive officers, and principal shareholders (defined as individuals owning 5% or more of Atlantic BancGroup common stock) of Atlantic BancGroup are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of Atlantic BancGroup or the Bank. Atlantic BancGroup has no loans outstanding to its directors or officers that are not performing according to the terms of such loans. As of December 31, 2005, the Bank's aggregate outstanding balances on loans to directors, executive officers, and principal shareholders of Atlantic BancGroup and the Bank were $2,323,247.

         Watson & Osborne,  P.A., in which Atlantic  BancGroup's director Gordon
K. Watson is a partner, is a law firm that handles some of the Bank's mortgage closings. The fees received for such services are paid by the borrowers and are the same fees charged to borrowers from other unaffiliated banks.


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

               PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF THE
             |_| INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING |_|
                                DECEMBER 31, 2006

         Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Stevens, Powell & Company, P.A. ("Stevens, Powell"), as the independent auditors for Atlantic BancGroup and the Bank for the fiscal year ending December 31, 2006. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

         Audit Fees: The aggregate fees billed for professional services by Stevens, Powell, in connection with the audit of the annual financial statements and the reviews of the financial statements included in Atlantic BancGroup's quarterly filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2004 and December 31, 2005, were $110,850 and $89,050, respectively.

         Audit-Related Fees: In 2004 and 2005, Stevens, Powell also billed Atlantic BancGroup $465 and $257, respectively, for fees reasonably related to the performance of its audit and reviews of financial statements, which included courier costs and postage for confirmations.

         Tax Fees: In 2004 and 2005, Stevens, Powell also billed Atlantic BancGroup $4,800 and $4,800, respectively, for tax compliance and advice, including the preparation of Atlantic BancGroup's corporate tax returns. In 2004, tax fees included reimbursement of state corporate annual report filing fees of $300.

         All Other Fees: In addition to those fees described above, Stevens, Powell also billed Atlantic BancGroup $4,255 and $3,435 in 2004 and 2005, respectively. For 2004, these fees were for attendance at meetings covering
planning  for  implementation  of  Section  404  of  the   Sarbanes-Oxley   Act,
consultation for Federal Reserve reporting requirements, capital planning, and amendments to indexed retirement plan and other accounting matters, including sale of Small Business Administration loans, budgeting, and training. For 2005, these fees were for review of audit committee charter, status of implementation of Section 404 of the Sarbanes-Oxley Act, holding company accounting and reporting to the Federal Reserve, capital planning, issuance of trust preferred securities, indexed retirement plan, and other accounting matters.

         In all instances, Stevens, Powell's performance of those services was pre-approved by Atlantic BancGroup's Audit Committee, pursuant to its internal policies, except for the category of All Other Fees, which is less than 5% of the total fees, and in 2004 and 2005, was directly related to either invitations to attend meetings of Atlantic BancGroup's Board of Directors (and/or follow-up meetings related to implementation of Section 404 of the Sarbanes-Oxley Act) and requests of management of the Atlantic BancGroup to provide accounting consultation or training.

         In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of Atlantic BancGroup's common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250 appointment of Stevens, Powell, the Board of Directors will consider the selection of other auditors.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
           the Ratification of Stevens, Powell & Company, P.A., as the
       Independent Auditors for the Fiscal Year Ending December 31, 2006.
--------------------------------------------------------------------------------

               |_| PROPOSAL III. ADJOURNMENT OF ANNUAL MEETING |_|

         The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I, II, or III at the Annual Meeting. In order to permit proxies that have been timely received by Atlantic BancGroup to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

         If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
             the Approval of the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all
Section 16(a) forms which they file. During 2005, certain of our directors and executive officers who own our stock filed Form 3s or Form 4s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. To the best of our knowledge, during 2005 all such filings by our officers and directors were made timely, except Jimmy D. Dubberly, whose filing of one Form 4 was one day late. We have no record of any person having beneficial ownership of 10% or more of Atlantic BancGroup common stock.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in Atlantic BancGroup's proxy materials for the 2007 Annual Meeting, any shareholder's proposal to take action at that Meeting must be received at our corporate office at 1315 South Third Street, Jacksonville Beach, Florida 32250, no later than November 24, 2006. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

         Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Atlantic BancGroup's Corporate Secretary not less than ten days before the time originally fixed for such meeting.

                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Atlantic BancGroup has no formal procedures for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board, the shareholder may mail or deliver such communication to Barry W. Chandler, President and Chief Executive Officer, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250. Should a shareholder wish to address the Board in person, the shareholder may submit a request to Mr. Chandler. Depending on the matter the shareholder wishes to discuss with the Board and the Board's schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

                                  SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Atlantic BancGroup. Proxies may be solicited by directors, officers, or our regular employees, in person or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

                     AVAILABILITY OF ADDITIONAL INFORMATION

         Accompanying this Proxy Statement is Atlantic BancGroup's 2005 Form 10-KSB, which includes our audited financial statements. Form 10-KSB also serves as our Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Atlantic BancGroup's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact David L. Young, Corporate Secretary, Atlantic


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250 or telephone number (904) 247-9494.

         Atlantic BancGroup currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Atlantic BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Atlantic BancGroup is available for review on this website. The address of the website is www.sec.gov.

Atlantic BancGroup, Inc.
March 24, 2006


                   ATLANTIC BANCGROUP, INC. o PROXY STATEMENT
           1315 South Third Street o Jacksonville Beach, Florida 32250

                                 REVOCABLE PROXY
                            ATLANTIC BANCGROUP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the members of the Board of Directors of Atlantic BancGroup, Inc. ("Atlantic"), with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Atlantic which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held the Selva Marina Country Club, 1600 Selva Marina Drive, Atlantic Beach, Florida 32233, on April 27, 2006, at 3:00 p.m., and at any and all adjournments thereof.

The undersigned shareholder of Atlantic may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary of Atlantic, a written notice of revocation, by delivering to Atlantic a duly executed Proxy bearing a later date, or by attending this Annual Meeting and voting in person.

PROPOSAL I: The election of two Class III directors, each for a three-           FOR          AGAINST ALL      To withhold authority
                                                                                 ---          -----------     for any nominee, cross
year term;                                                                       [_]              [_]            through his name:

                                                                                                                Conrad L. Williams
                                                                                                                 Dennis M. Wolfson

PROPOSAL II: The ratification of the selection of Stevens, Powell &              FOR            AGAINST               ABSTAIN
Company, P.A. as the independent auditors for Atlantic for 2006; and             ---            -------               -------
                                                                                 [_]              [_]                   [_]

PROPOSAL III: The adjournment of the Annual Meeting to solicit                   FOR            AGAINST               ABSTAIN
additional proxies in the event there are not sufficient votes to approve        ---            -------               ------
Proposals I or II.                                                               [_]              [_]                   [_]


IN THEIR DISCRETION THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof, unless otherwise indicated by checking this box.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED.

IMPORTANT:   Please  sign  your  name  exactly  as  it  appears  on  your  stock certificate. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from Atlantic, prior to the execution of the Proxy, a Notice of the Annual Meeting and a Proxy Statement dated March 24, 2006.


No. of Common Shares Voting:        Signature:
                             ----              ---------------------------------

                                    Signature if held jointly:
        ADDRESS  LABEL
                                    --------------------------------------------

                                    Date:
                                         ---------------------------------------

Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.